JOHN H. LIVELY, Managing Partner
john.lively@practus.com
11300 Tomahawk Creek Pkwy., Suite 310
Leawood, KS 66211
(913) 660-0778
April 30, 2026

ETF Opportunities Trust
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Ladies and Gentlemen:

We hereby consent to the use of our name and to the reference to our firm in the Prospectuses and under the caption “Legal Counsel” in the Statements of Additional Information for the funds listed in the table below, which is included in Post-Effective Amendment No. 758 to the Trust’s Registration Statement under the Securities Act of 1933, as amended (No. 333-234544), and Amendment No. 760 to the Trust’s Registration Statement under the Investment Company Act of 1940, as amended (No. 811-23439), on Form N-1A.

Funds
T-REX 2X Long AFRM Daily Target ETF	T-REX 2X Long GME Daily Target ETF
T-REX 2X Long Alphabet Daily Target ETF	T-REX 2X Long HOOD Daily Target ETF
T-REX 2X Long APH Daily Target ETF	T-REX 2X Long KTOS Daily Target ETF
T-REX 2X Long Apple Daily Target ETF	T-REX 2X Long Microsoft Daily Target ETF
T-REX 2X Long BMNR Daily Target ETF	T-REX 2X Long RBLX Daily Target ETF
T-REX 2X Long CRCL Daily Target ETF	T-REX 2X Long SMR Daily Target ETF
T-REX 2X Long CRWV Daily Target ETF	T-REX 2X Long SNOW Daily Target ETF
T-REX 2X Long DJT Daily Target ETF	T-REX 2X Long TTD Daily Target ETF
T-REX 2X Long EOSE Daily Target ETF	T-REX 2X Inverse CRWV Daily Target ETF
T-REX 2X Long GLXY Daily Target ETF	T-REX 2X Inverse CRCL Daily Target ETF
T-REX 2X INVERSE ALPHABET DAILY TARGET ETF	T-REX 2X LONG GTLS DAILY TARGET ETF
T-REX 2X INVERSE AMD DAILY TARGET ETF	T-REX 2X LONG HIVE DAILY TARGET ETF
T-REX 2X INVERSE APPLE DAILY TARGET ETF	T-REX 2X LONG HOLO DAILY TARGET ETF
T-REX 2X INVERSE AVGO DAILY TARGET ETF	T-REX 2X LONG HSDT DAILY TARGET ETF
T-REX 2X INVERSE BA DAILY TARGET ETF	T-REX 2X LONG ICHR DAILY TARGET ETF
T-REX 2X INVERSE COIN DAILY TARGET ETF	T-REX 2X LONG ICLR DAILY TARGET ETF
T-REX 2X INVERSE MARA DAILY TARGET ETF	T-REX 2X LONG IREN DAILY TARGET ETF
T-REX 2X INVERSE MICROSOFT DAILY TARGET ETF	T-REX 2X LONG KSS DAILY TARGET ETF
T-REX 2X INVERSE PANW DAILY TARGET ETF	T-REX 2X LONG LITS DAILY TARGET ETF
T-REX 2X INVERSE PLTR DAILY TARGET ETF	T-REX 2X LONG LMND DAILY TARGET ETF
T-REX 2X INVERSE SHOP DAILY TARGET ETF	T-REX 2X LONG MARA DAILY TARGET ETF
T-REX 2X INVERSE SNOW DAILY TARGET ETF	T-REX 2X LONG MBLY DAILY TARGET ETF
T-REX 2X INVERSE TSM DAILY TARGET ETF	T-REX 2X LONG NAKA DAILY TARGET ETF
T-REX 2X INVERSE XYZ DAILY TARGET ETF	T-REX 2X LONG NVTS DAILY TARGET ETF
T-REX 2X LONG ABTC DAILY TARGET ETF	T-REX 2X LONG NXTT DAILY TARGET ETF
T-REX 2X LONG ACHR DAILY TARGET ETF	T-REX 2X LONG OKLO DAILY TARGET ETF

T-REX 2X LONG APLD DAILY TARGET ETF	T-REX 2X LONG OPEN DAILY TARGET ETF
T-REX 2X LONG ASST DAILY TARGET ETF	T-REX 2X LONG OSCR DAILY TARGET ETF
T-REX 2X LONG AUR DAILY TARGET ETF	T-REX 2X LONG OUST DAILY TARGET ETF
T-REX 2X LONG AVAV DAILY TARGET ETF	T-REX 2X LONG PANW DAILY TARGET ETF
T-REX 2X LONG AVGO DAILY TARGET ETF	T-REX 2X LONG POOL DAILY TARGET ETF
T-REX 2X LONG B DAILY TARGET ETF	T-REX 2X LONG PTON DAILY TARGET ETF
T-REX 2X LONG BBAI DAILY TARGET ETF	T-REX 2X LONG QUBT DAILY TARGET ETF
T-REX 2X LONG BNC DAILY TARGET ETF	T-REX 2X LONG RDW DAILY TARGET ETF
T-REX 2X LONG BRR DAILY TARGET ETF	T-REX 2X LONG RXRX DAILY TARGET ETF
T-REX 2X LONG BTDR DAILY TARGET ETF	T-REX 2X LONG SHOP DAILY TARGET ETF
T-REX 2X LONG CANG DAILY TARGET ETF	T-REX 2X LONG SLMT DAILY TARGET ETF
T-REX 2X LONG CAVA DAILY TARGET ETF	T-REX 2X LONG SOUN DAILY TARGET ETF
T-REX 2X LONG CEG DAILY TARGET ETF	T-REX 2X LONG SPOT DAILY TARGET ETF
T-REX 2X LONG CELH DAILY TARGET ETF	T-REX 2X LONG SRFM DAILY TARGET ETF
T-REX 2X LONG CHWY DAILY TARGET ETF	T-REX 2X LONG STSS DAILY TARGET ETF
T-REX 2X LONG CHYM DAILY TARGET ETF	T-REX 2X LONG SUIG DAILY TARGET ETF
T-REX 2X LONG CLS DAILY TARGET ETF	T-REX 2X LONG SYM DAILY TARGET ETF
T-REX 2X LONG CORZ DAILY TARGET ETF	T-REX 2X LONG TEM DAILY TARGET ETF
T-REX 2X LONG CVNA DAILY TARGET ETF	T-REX 2X LONG TMUS DAILY TARGET ETF
T-REX 2X LONG DDOG DAILY TARGET ETF	T-REX 2X LONG TONX DAILY TARGET ETF
T-REX 2X LONG DEFT DAILY TARGET ETF	T-REX 2X LONG TSM DAILY TARGET ETF
T-REX 2X LONG DNA DAILY TARGET ETF	T-REX 2X LONG UI DAILY TARGET ETF
T-REX 2X LONG DNUT DAILY TARGET ETF	T-REX 2X LONG UNH DAILY TARGET ETF
T-REX 2X LONG DUOL DAILY TARGET ETF	T-REX 2X LONG UPST DAILY TARGET ETF
T-REX 2X LONG EMPD DAILY TARGET ETF	T-REX 2X LONG VEEV DAILY TARGET ETF
T-REX 2X LONG ETHM DAILY TARGET ETF	T-REX 2X LONG VOYG DAILY TARGET ETF
T-REX 2X LONG ETOR DAILY TARGET ETF	T-REX 2X LONG WGS DAILY TARGET ETF
T-REX 2X LONG FRMM DAILY TARGET ETF	T-REX 2X LONG XYZ DAILY TARGET ETF
T-REX 2X LONG GPRO DAILY TARGET ETF

If you have any questions concerning the foregoing, please contact the undersigned at (913) 660-0778 or John.Lively@practus.com.

Regards,

/s/ John H. Lively
On behalf of Practus, LLP

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